UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 16, 2009
TEXAS CAPITAL BANCSHARES, INC.
(Name of Registrant)

Delaware (State or other jurisdiction of incorporation or organization)	000-30533 (Commission File Number)	75-2679109 (I.R.S. Employer Identification Number)
2100 McKinney Avenue, Suite 900, Dallas, Texas
(Address of principal executive officers)
75201
(Zip Code)
214-932-6600
(Registrant’s telephone number,
including area code)
N/A
(Former address of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
          On January 16, 2009, Texas Capital Bancshares, Inc. (the “Company”) entered into a Letter Agreement, which incorporates by reference the Securities Purchase Agreement – Standard Terms (the “Purchase Agreement”), with the United States Department of the Treasury (“Treasury”), pursuant to which the Company issued and sold to the Treasury for an aggregate purchase price of $75 million in cash (i) 75,000 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Preferred Stock”) and (ii) a warrant (the “Warrant”) to purchase 758,086 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), exercisable at an initial price of $14.84 per share. The description of the Purchase Agreement contained or incorporated herein is a summary and is qualified in its entirety by reference to the full text of the Purchase Agreement attached as Exhibit 10.1 hereto, which is incorporated herein by reference.
          The Preferred Stock will qualify as Tier 1 capital and will pay cumulative dividends at a rate of 5% per annum for the first five years, and 9% per annum thereafter. The Company may not redeem the Preferred Stock during the first three years following the investment by Treasury, except with the proceeds from a “Qualified Equity Offering” (as defined in the Certificate of Designations described in Item 5.03 and attached as Exhibit 3.1 hereto). After three years, the Company may, at its option, redeem the Preferred Stock, in whole or in part, at its liquidation preference plus accrued and unpaid dividends with regulatory approval. The Preferred Stock is generally non-voting. The description of the Preferred Stock contained herein is a summary and is qualified in its entirety by reference to the full text of the Certificate of Designations, which is attached as Exhibit 3.1 hereto and incorporated herein by reference.
          The Warrant has a 10-year term and is immediately exercisable upon its issuance, with an initial per share exercise price of $14.84. The Warrant provides for the adjustment of the exercise price and the number of shares of Common Stock issuable upon exercise pursuant to customary anti-dilution provisions, such as upon stock splits or distributions of securities or other assets to holders of Common Stock, and upon certain issuances of Common Stock at or below a specified price relative to the initial exercise price. If the Company receives aggregate gross cash proceeds of not less than $75 million from Qualified Equity Offerings on or prior to December 31, 2009, the number of shares of Common Stock issuable pursuant to Treasury’s exercise of the Warrant will be reduced by one half of the original number of shares of Common Stock, taking into account all adjustments, underlying the Warrant. Pursuant to the Purchase Agreement, Treasury has agreed not to exercise voting power with respect to any shares of Common Stock issued upon exercise of the Warrant. The description of the Warrant contained herein is a summary and is qualified in its entirety by reference to the full text of the Warrant, which is attached as Exhibit 4.2 hereto and incorporated herein by reference.
          The Company has agreed to register the Preferred Stock, the Warrant, the shares of Common Stock underlying the Warrant (the “Warrant Shares”) as soon as practicable after the date of the issuance of the Preferred Stock and the Warrant. None of the Preferred Stock, the Warrant or the Warrant Shares will be subject to any contractual restrictions on transfer, except that Treasury may only transfer or exercise an aggregate of one-half of the Warrant or the Warrant Shares, as applicable, prior to December 31, 2009 unless the Company has received gross proceeds from Qualified Equity Offerings that are at least equal to the $75 million received from Treasury.
          In the Purchase Agreement, the Company agreed that, until such time as Treasury ceases to own any debt or equity securities of the Company acquired pursuant to the Purchase Agreement, the Company will take all necessary action to ensure that its benefit plans with respect to its senior executive officers comply with Section 111(b) of the Emergency Economic Stabilization Act of 2008 (the “EESA”) as

implemented by any guidance or regulation under the EESA that has been issued and is in effect as of the date of issuance of the Preferred Stock and the Warrant, and has agreed to not adopt any benefit plans with respect to, or which covers, its senior executive officers that do not comply with the EESA. The applicable executives have consented to and executed waivers related to the foregoing as required by the terms of the Purchase Agreement.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.
          The information set forth under Item 1.01 is incorporated by reference into this Item 3.02.
          The issuance and sale of the Preferred Stock and the Warrant is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. The Company has not engaged in general solicitation or advertising with regard to the issuance and sale of such securities and has not offered securities to the public in connection with this issuance and sale.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITYHOLDERS.
          Pursuant to the terms of the Purchase Agreement, upon issuance of the Preferred Stock, the ability of the Company to declare or pay dividends or distributions on, or purchase, redeem or otherwise acquire for consideration, shares of its Junior Stock (as defined below) and Parity Stock (as defined below) will be subject to restrictions, including a restriction against increasing dividends from the Company’s last quarterly cash dividend declared per share on the Common Stock prior to October 14, 2008. Since its inception, the Company has not declared or paid a dividend on its Common Stock. The redemption, purchase or other acquisition of trust preferred securities of the Company or its affiliates also will be restricted. These restrictions will terminate on the earlier of (a) the third anniversary of the date of issuance of the Preferred Stock and (b) the date on which the Preferred Stock has been redeemed in whole or Treasury has transferred all of the Preferred Stock to third parties.
          In addition, pursuant to the Certificate of Designations described in Item 5.03 below, the ability of the Company to declare or pay dividends or distributions on, or repurchase, redeem or otherwise acquire for consideration, shares of its Junior Stock and Parity Stock will be subject to restrictions in the event that the Company fails to declare and pay full dividends (or declare and set aside a sum sufficient for payment thereof) on its Preferred Stock.
          “Junior Stock” means the Common Stock and any other class or series of stock of the Company the terms of which expressly provide that it ranks junior to the Preferred Stock as to dividend rights and/or rights on liquidation, dissolution or winding up of the Company. “Parity Stock” means any class or series of stock of the Company the terms of which do not expressly provide that such class or series will rank senior or junior to the Preferred Stock as to dividend rights and/or rights on liquidation, dissolution or winding up of the Company (in each case without regard to whether dividends accrue cumulatively or non-cumulatively).
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
          The information concerning executive compensation set forth under Item 1.01 is incorporated by reference into this Item 5.02.

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
          The Company has filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware for the purpose of amending its Certificate of Incorporation, as amended, to fix the designations, preferences, limitations and relative rights of the Preferred Stock. The Preferred Stock has a liquidation preference of $1,000 per share. The Certificate of Designations is attached as Exhibit 3.1 hereto and is incorporated by reference herein.
ITEM 7.01 REGULATION FD DISCLOSURE
          On January 16, 2009, the Company issued a press release announcing its participation in the U.S. Treasury’s Capital Purchase Program, the issuance of Preferred Stock and Warrant and the receipt of $75 million in proceeds. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this press release shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3.1	Certificate of Designations for the Preferred Stock

4.1	Form of Certificate for the Preferred Stock

4.2	Warrant for Purchase of Shares of Common Stock

10.1	Letter Agreement, dated January 16, 2009, between the Company and United States Department of the Treasury

99.1	Press Release

SIGNATURE
          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2009	TEXAS CAPITAL BANCSHARES, INC.

	By:	/s/ Peter B. Bartholow
Peter B. Bartholow
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3.1	Certificate of Designations for the Preferred Stock

4.1	Form of Certificate for the Preferred Stock

4.2	Warrant for Purchase of Shares of Common Stock

10.1	Letter Agreement, dated January 16, 2009, between the Company and United States Department of the Treasury

99.1	Press Release